                                    PIONEER
                                    INTEREST
                                     SHARES


                                   Semiannual
                                     Report

                                    6/30/02



                           [PIONEER INVESTMENTS LOGO]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                     1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               4
      Schedule of Investments                                       6
      Financial Statements                                         13
      Notes to Financial Statements                                17
      Trustees, Officers and Service Providers                     20

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT 6/30/02

     DEAR SHAREOWNERS,
   -----------------------------------------------------------------------------

     All the negatives that have weighed on the market - weak corporate earnings, high-profile business scandals, and an ambiguous economic outlook
     - have one thing in common: None of them is likely to be permanent. It would also be a mistake to believe that the current run of bad news is somehow unique. In recent years, other headlines have rattled investors - 1987's market meltdown, the Gulf War, currency crises in Asia and Russia, and, of course, September 11. On each occasion, frustrated investors cashed in their holdings, hoping to resume investing in better times. But only hindsight shows us the best times to be in or out of the market.

     As successful professional investors with 74 years of experience caring for our clients' assets through declines and recoveries, we are sure of one thing: Like its predecessors, this downtrend began without the ringing of a bell and will end the same way. So rather than turn our backs when the news is bad, we search for attractive investments every day.

     BE GUIDED BY YOUR NEEDS, NOT BY THE NEWS

     Just like the events I mentioned earlier, today's unsettling headlines may be distant memories by the time you need to pay tuition bills or face the real costs of living in retirement. That's why, like us, you should keep your eyes on the future and not on the evening news.

     Toward that end, your financial advisor can offer needed perspective and useful experience in times of market volatility. Your advisor can keep you focused on your goals and discuss adjustments to your investment program if you aren't comfortable with the choices you made earlier. And if tuition bills and retirement are in fact upon you, all the more reason for working more closely with your financial advisor.

     THE FIRST RETIREMENT PLAN FOR OWNER-ONLY BUSINESSES

     Pioneer has designed a unique retirement program exclusively for one-person businesses. Pioneer Uni-K Plan(SM) is the first-of-its-kind 401(k) plan designed exclusively for owner-only businesses, whether full- or part-time. It could be ideal for your retirement planning, especially if you want to maximize contributions. Uni-K also offers other key advantages: you can consolidate your other retirement plan assets into your Uni-K plan, and loans are available. Ask your financial advisor for further details.

     All of us at Pioneer thank you for your continued business.

     Respectfully,

     /s/ Daniel T. Geraci

     Daniel T. Geraci
     Pioneer Investment Management, Inc.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 6/30/02

     PORTFOLIO QUALITY
   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

U.S. Government & Agency                                                         35.3
AA                                                                                1.8
A                                                                                 9.6
BBB                                                                              32.0
BB                                                                                6.0
B & Lower                                                                        14.2
Commercial Paper                                                                  1.1

     PORTFOLIO MATURITY
   -----------------------------------------------------------------------------
    (Effective life as a percentage of total investment portfolio)

0-1 Year                                                                          1.1
1-3 Years                                                                        34.6
3-4 Years                                                                         7.3
4-6 Years                                                                        22.6
6-8 Years                                                                        19.5
8+ Years                                                                         14.9

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
    (As a percentage of debt holdings)

        1.  Federal National Mortgage Association, 7.0%, 6/1/31           4.10%
        2.  Federal National Mortgage Association, 6.5%, 12/1/31          3.50
        3.  Coastal Corp., 9.625%, 5/15/12                                2.48
        4.  Colorado Interstate Gas Co., 10.0%, 6/15/05                   2.44
        5.  Bowater, Inc., 9.375%, 12/15/21                               2.43
        6.  Government National Mortgage Association II, 7.0%, 1/20/29    2.29
        7.  U.S. Treasury Notes, 6.25%, 8/15/23                           2.10
        8.  Government National Mortgage Association, 7.0%, 10/15/31      2.10
        9.  Federal National Mortgage Association, 6.5%, 9/1/31           2.08
       10.  AMR Corp., 9.88%, 6/15/20                                     2.05

     Fund holdings will vary for other periods.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/02

--------------------------------------------------------------------------------

            NET ASSET VALUE
               PER SHARE                  6/30/02     12/31/01
                                         $12.29     $12.33
MARKET PRICE
PER SHARE                                6/30/02    12/31/01
                                         $11.85     $11.40
        DISTRIBUTIONS PER SHARE
(12/31/01 - 6/30/02)                     INCOME     SHORT-TERM     LONG-TERM
                                         DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                         $0.420           -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Aggregate Bond Index.

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                  PIONEER INTEREST SHARES*                    INDEX
                                                                  ------------------------        ------------------------------
6/30/92                                                                    10000                              10000
                                                                           11165                              11178
6/30/94                                                                    10828                              11033
                                                                           12268                              12417
6/30/96                                                                    13070                              13040
                                                                           14380                              14103
6/30/98                                                                    15973                              15590
                                                                           16365                              16080
6/30/00                                                                    16525                              16814
                                                                           17878                              18702
6/30/02                                                                    19093                              20316

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)

 PERIOD      NET ASSET     MARKET
               VALUE       PRICE
10 Years       6.68%        6.01%
5 Years        5.83         5.9
1 Year          6.8         8.78

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.


The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

     PIONEER INTEREST SHARES
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/02
--------------------------------------------------------------------------------

Fixed-income investments provided positive returns during the first six months of 2002, with government bonds, mortgages and other higher-quality fixed-income securities outperforming lower-rated corporate bonds. In the following discussion, Kenneth J. Taubes details the factors that influenced Pioneer Interest Shares' performance during the six-month period. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Fund.

Q:  HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2002?

A: The Fund delivered good performance, with Treasuries, government agencies and mortgages posting strong performance while the portfolio's corporate investments avoided the most severe problems in that market. Consistent with its long-term record, the Fund continued to deliver an attractive income stream throughout the six months. On June 30, 2002, the Fund's current yield was 7.09%, based on its market price and its most recent quarterly dividend of 21 cents, paid on June 28, 2002. During the six months, the Fund generated a return of 3.12% at net asset value and 3.90% at market price, as the discount of the market price to the net asset value narrowed to 3.6%. By comparison, the Lehman Brothers Aggregate Bond Index returned 3.79% for the same period.

Q:  WHAT WERE THE PRINCIPAL FACTORS AFFECTING PERFORMANCE?

A: Especially in the final three months of the period, corporate bond prices fell sharply, caught up in the same controversies about corporate accounting and governance that plagued the stock market. Lower-rated, high-yield bonds lost 5% during the six last months, with all of the losses occurring during May and June while investors' apprehensions about corporate securities heightened. As investors sold corporate bonds and equities, they were attracted to high-quality bonds, especially the highest quality Treasury securities, where yields fell and prices rose in the flight-to-quality rally.

    While the Fund emphasized corporate bonds throughout the period, good security selection within our corporate investments helped support performance. In addition, the Fund had no direct exposure to the highest profile disasters in the corporate bond market such as Tyco, WorldCom, Qwest and Enron.

Q:  WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE SIX MONTHS?

A: The year 2002 actually started out with rising optimism about the prospects for an economic expansion. As a result, corporate bonds, including high-yield securities, tended to outperform government issues during the first quarter of the year. As Treasuries underperformed, their yields rose. We moved to take
  4

     PIONEER INTEREST SHARES
--------------------------------------------------------------------------------

    advantage of this increase in Treasury yields, which we thought was premature, to add to our position in Treasuries at lower prices. As a result, we benefited from the strong performance by Treasuries in the second quarter, as their yields fell and prices rose as investors moved from lower-rated securities to high-quality bonds. Then, as the end of the six-month period approached, we believed investors had become too negative about the economy and that corporate bond prices had fallen to levels that overdiscounted any weakness in the economy. We moved to take advantage of bargains in the corporate market, buying attractive securities with higher yields, while selling some Treasury positions whose yields had fallen. As we added to our corporate holdings, we focused on bonds of cyclical companies whose prospects should improve as the economy strengthened. We emphasized manufacturers whose businesses would benefit from a weakening in the value of the dollar, which would make their products more competitive in international markets. Throughout the period, we kept a healthy allocation to higher-quality mortgage-backed securities, which performed very well.

    At the end of the six-month period, 5.4% of Fund assets were invested in Treasury and government agency securities, while 64% of assets were invested in corporate bonds and 29.9% were invested in pass-through securities, predominately mortgage securities. Average credit quality was A, with 20% of assets invested in securities ranked below investment-grade and 35.3% invested in securities rated AAA or the equivalent.

    The average maturity of bonds in the portfolio was 9.95 years while the effective duration -- or price sensitivity to changes in interest rates -- was 4.97 years, down from 5.52 years on December 31, 2001, the end of the previous fiscal year.

Q:  WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET?

A: We believe this is a good time to move from Treasury to corporate securities and to reduce the vulnerability to any rise in interest rates as an economic rebound becomes more evident. We also intend to maintain a healthy exposure to mortgage-backed securities, which should continue to perform well.

    The corporate bond market -- like the stock market -- recently has been tainted by allegations of accounting problems and corporate misconduct. We think corporate bond prices have been pushed too low in relation to economic and business fundamentals.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

PRINCIPAL    S&P/MOODY'S
  AMOUNT       RATINGS                                                                VALUE
                           CORPORATE BONDS - 63.6%
                           ENERGY - 3.7%
                           OIL & GAS DRILLING - 1.6%
$  500,000   Ba3/BB-       Key Energy Services, 8.375%, 3/1/08                  $   512,500
   185,000   B1/B+         Parker Drilling Co., 10.125%, 11/15/09                   193,325
   700,000   Baa2/A-       Transocean Sedco Forex, 6.625%, 4/15/11                  720,786
                                                                                -----------
                                                                                $ 1,426,611
                                                                                -----------
                           OIL & GAS EXPLORATION & PRODUCTION - 1.6%
   500,000   B3/B          EOTT Energy Partners LP, 11.0%, 10/1/09              $   360,000
 1,100,000   Baa3/BBB-     Pure Resources Inc., 7.125%, 6/15/11                   1,079,689
                                                                                -----------
                                                                                $ 1,439,689
                                                                                -----------
                           OIL & GAS REFINING MARKETING &
                           TRANSPORTATION - 0.5%
   500,000   B2/B+         Tesoro Petroleum Corp., 9.625%, 11/1/08              $   462,500
                                                                                -----------
                           TOTAL ENERGY                                         $ 3,328,800
                                                                                -----------
                           MATERIALS - 11.5%
                           COMMODITY CHEMICALS - 0.4%
   350,000   Ba3/BB        Lyondell Petrochemical Co., 9.875%, 5/1/07           $   335,125
                                                                                -----------
                           DIVERSIFIED CHEMICALS - 0.7%
   700,000   Caa1/B-       Huntsman ICI Chemicals, 10.125%, 7/1/09              $   626,500
                                                                                -----------
                           DIVERSIFIED METALS & MINING - 1.8%
 1,000,000   Ba1/BBB       Kennametal Inc., 7.2%, 6/15/12                       $   999,267
   600,000   Baa3/BBB-     Phelps Dodge Corp., 9.5%, 6/1/31                         616,783
                                                                                -----------
                                                                                $ 1,616,050
                                                                                -----------
                           PAPER PACKAGING - 2.2%
   475,000   Baa3/BBB-     Abitibi-Consolidated, Inc., 6.95%, 12/15/06          $   468,578
   500,000   Baa2/BBB      Champion International Corp., 7.15%, 12/15/27            506,442
   300,000   B2/B+         Graphic Packaging Corp., 8.625%, 2/15/12                 309,750
   600,000   B2/B          Stone Container, 9.75%, 2/1/11 (144A)                    642,000
                                                                                -----------
                                                                                $ 1,926,770
                                                                                -----------
                           PAPER PRODUCTS - 3.8%
   455,000   Baa3/BBB-     Abitibi-Consolidated, Inc., 6.95%, 4/1/08            $   446,364
 2,000,000   Baa3/BBB      Bowater, Inc., 9.375%, 12/15/21                        2,164,926
   850,000   B1/B+         FiberMark Inc., 10.75%, 4/15/11                          818,125
                                                                                -----------
                                                                                $ 3,429,415
                                                                                -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES

PRINCIPAL    S&P/MOODY'S
  AMOUNT       RATINGS                                                                VALUE
                           SPECIALTY CHEMICALS - 2.6%
$  950,000   Baa3/BBB-     Ferro Corp., 9.125% 1/1/09                           $ 1,020,796
 1,250,000   Baa3/BBB-     Polyone Corp., 8.875%, 5/1/12 (144A)                   1,289,719
                                                                                -----------
                                                                                $ 2,310,515
                                                                                -----------
                           TOTAL MATERIALS                                      $10,244,375
                                                                                -----------
                           CAPITAL GOODS - 1.9%
                           BUILDING PRODUCTS - 1.9%
   800,000   B2/B          NCI Building Systems, Inc., 9.25%, 5/1/09            $   816,000
   850,000   B1/B+         Nortek Inc., 9.125%, 9/1/07                              860,625
                                                                                -----------
                                                                                $ 1,676,625
                                                                                -----------
                           TOTAL CAPITAL GOODS                                  $ 1,676,625
                                                                                -----------
                           TRANSPORTATION - 2.8%
                           AIRLINES - 2.8%
 2,000,000   B1/BB-        AMR Corp., 9.88%, 6/15/20                            $ 1,827,364
   515,000   Caa1/B-       United Air Lines, 10.25%, 7/15/21                        272,950
   500,000   Caa1/B-       United Air Lines, 10.67%, 5/1/04                         375,000
                                                                                -----------
                                                                                $ 2,475,314
                                                                                -----------
                           TOTAL TRANSPORTATION                                 $ 2,475,314
                                                                                -----------
                           CONSUMER DURABLES & APPAREL - 1.4%
                           HOME FURNISHINGS - 1.4%
 1,175,000   Baa2/BBB      Mohawk Industries, 7.2%, 4/15/12                     $ 1,247,622
                                                                                -----------
                           TOTAL CONSUMER DURABLES & APPAREL                    $ 1,247,622
                                                                                -----------
                           HOTELS, RESTAURANTS & LEISURE - 2.5%
                           HOTELS, RESORTS & CRUISE LINES - 2.5%
 1,000,000   Ba1/BBB-      Hilton Hotels, 7.62%, 5/15/08                        $ 1,020,441
   450,000   B2/B          John Q Hamons Hotels, 8.875%, 5/15/12                    441,000
   750,000   Ba1/BBB-      Starwood Hotels & Resorts, 7.875%,
                           5/1/12 (144A)                                            735,000
                                                                                -----------
                                                                                $ 2,196,441
                                                                                -----------
                           TOTAL HOTELS, RESTAURANTS & LEISURE                  $ 2,196,441
                                                                                -----------
                           MEDIA - 6.8%
                           BROADCASTING & CABLE TELEVISION - 1.1%
 1,000,000   Baa2/BBB      Cox Communications Inc., 7.75%, 11/1/10              $   951,136
                                                                                -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)(CONTINUED)

PRINCIPAL    S&P/MOODY'S
  AMOUNT       RATINGS                                                                VALUE
                           MOVIES & ENTERTAINMENT - 3.9%
$  250,000   B2/B          Premier Parks, Inc., 9.75%, 6/15/07                  $   256,250
 1,500,000   Baa1/BBB+     Time Warner, Inc., 9.15%, 2/1/23                       1,561,002
 1,500,000   A3/A-         Viacom Inc., 7.875%, 7/30/30                           1,628,873
                                                                                -----------
                                                                                $ 3,446,125
                                                                                -----------
                           PUBLISHING - 1.8%
 1,170,000   Baa1/A-       Harcourt General Inc., 7.3%, 8/1/97                  $ 1,082,455
   510,000   Baa3/BBB-     News America Holdings, 8.5%, 2/23/25                     559,824
                                                                                -----------
                                                                                $ 1,642,279
                                                                                -----------
                           TOTAL MEDIA                                          $ 6,039,540
                                                                                -----------
                           RETAILING - 4.0%
                           COMPUTER & ELECTRONICS RETAIL - 0.3%
   300,000   Baa3/BBB-     NCR Corp., 7.125%, 6/15/09 (144A)                    $   304,415
                                                                                -----------
                           DEPARTMENT STORES - 1.2%
 1,180,000   Ba3/BBB-      Penny (J.C.) & Co., 8.25%, 8/15/22                   $ 1,035,450
                                                                                -----------
                           GENERAL MERCHANDISE STORES - 1.4%
 1,500,000   B2/B+         Shopko Stores, Inc., 9.25%, 3/15/22                  $ 1,237,500
                                                                                -----------
                           HOME IMPROVEMENT RETAIL - 1.1%
 1,000,000   B2/B+         Scotts Co., 8.625%, 1/15/09 (144A)                   $ 1,031,250
                                                                                -----------
                           TOTAL RETAILING                                      $ 3,608,615
                                                                                -----------
                           FOOD & DRUG RETAILING - 5.0%
                           FOOD DISTRIBUTORS - 2.3%
   375,000   B3/B          Fisher Scientific International Inc., 9.0%, 2/1/08   $   383,438
   350,000   B3/B          Fisher Scientific International Inc., 9.0%, 2/1/08       357,874
   325,000   Baa3/BBB      SuperValu Inc. 7.5%, 5/15/12                             339,460
   960,000   B3/B          Wesco Distribution Inc., 9.125%, 6/1/08                  921,600
                                                                                -----------
                                                                                $ 2,002,372
                                                                                -----------
                           FOOD RETAIL - 2.7%
 1,000,000   Ba1/BBB-      Dole Foods Co., 7.25%, 5/1/09 (144A)                 $ 1,022,478
   500,000   Ba2/BB+       Smithfield Foods, 8.0%, 10/15/09 (144A)                  507,500
   950,000   Baa3/BBB      Tyson Foods, Inc., 7.0%, 1/15/28                         891,187
                                                                                -----------
                                                                                $ 2,421,165
                                                                                -----------
                           TOTAL FOOD & DRUG RETAILING                          $ 4,423,537
                                                                                -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES

PRINCIPAL    S&P/MOODY'S
  AMOUNT       RATINGS                                                                VALUE
                           HEALTH CARE EQUIPMENT & SERVICES - 3.0%
                           HEALTH CARE DISTRIBUTORS & SERVICES - 1.1%
$1,000,000   Ba1/BBB-      Healthsouth Corp., 7.625%, 6/1/12 (144A)             $   990,619
                                                                                -----------
                           HEALTH CARE EQUIPMENT - 1.9%
 1,000,000   Baa3/BBB      Beckman Instruments, Inc., 7.05%, 6/1/26             $ 1,080,917
   500,000   B2/B          Bio-Rad Laboratories, Inc., 11.625%, 2/15/07             558,750
                                                                                -----------
                                                                                $ 1,639,667
                                                                                -----------
                           TOTAL HEALTH CARE EQUIPMENT & SERVICES               $ 2,630,286
                                                                                -----------
                           BANKS - 3.5%
 1,100,000   Aa3/A         BankAmerica, 7.4%, 1/15/11                           $ 1,204,722
   750,000   Baa3/BBB-     Hudson United Bank, 7.0%, 5/15/12                        776,402
 1,000,000   A1/A          Suntrust Banks, 7.75%, 5/1/10                          1,127,866
                                                                                -----------
                                                                                $ 3,108,990
                                                                                -----------
                           TOTAL BANKS                                          $ 3,108,990
                                                                                -----------
                           DIVERSIFIED FINANCIALS - 6.6%
                           CONSUMER FINANCE - 4.4%
 1,000,000   Baa3/BB+      Capital One Financial Corp., 7.125%, 8/1/08          $   936,128
 1,000,000   Baa3/BBB      GATX Cap Corp., 8.875%, 6/1/09                         1,003,356
 1,725,000   A2/BBB+       General Motors Acceptance Corp., 8.0%, 11/1/31         1,764,244
   250,000   A2/A          Household Finance Co., 6.375%, 10/15/11                  239,155
                                                                                -----------
                                                                                $ 3,942,883
                                                                                -----------
                           DIVERSIFIED FINANCIAL SERVICES - 2.2%
   940,000   Ba3/BB-       Forest City Enterprises, 8.5%, 3/15/08               $   958,800
 1,000,000   A2/A          Household Finance Corp., 6.4%, 6/17/08                 1,003,194
                                                                                -----------
                                                                                $ 1,961,994
                                                                                -----------
                           TOTAL DIVERSIFIED FINANCIALS                         $ 5,904,877
                                                                                -----------
                           SOFTWARE & SERVICES - 1.2%
                           SYSTEMS SOFTWARE - 1.2%
 1,000,000   A2/A          Computer Sciences Corp., 6.25%, 3/15/09              $ 1,028,743
                                                                                -----------
                           TOTAL SOFTWARE & SERVICES                            $ 1,028,743
                                                                                -----------
                           TECHNOLOGY HARDWARE & EQUIPMENT - 2.9%
                           COMPUTER HARDWARE - 0.5%
   425,000   Baa1/BBB+     Sun Microsystems Inc., 7.65%, 8/15/09                $   448,685
                                                                                -----------
                           SEMICONDUCTORS - 1.0%
   850,000   B2/B          Fairchild Semiconductors, 10.375%, 10/1/07           $   884,000
                                                                                -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)(CONTINUED)

PRINCIPAL    S&P/MOODY'S
  AMOUNT       RATINGS                                                                VALUE
                           TELECOMMUNICATIONS EQUIPMENT - 1.4%
$  500,000   Ba3/BB-       L-3 Communication Holdings Corp., 7.625%, 6/15/12
                           (144A)                                               $   502,500
   564,000   Ba3/B+        L-3 Communication Holdings Corp., 8.5%, 5/15/08          580,920
   300,000   B2/B+         Lucent Technologies Inc., 5.5%, 11/15/08                 177,000
                                                                                -----------
                                                                                $ 1,260,420
                                                                                -----------
                           TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                $ 2,593,105
                                                                                -----------
                           TELECOMMUNICATION SERVICES - 0.7%
                           WIRELESS TELECOMMUNICATION SERVICES - 0.7%
 1,000,000   B3/B          Crown Castle International Corp., 9.5%, 8/1/11       $   630,000
                                                                                -----------
                           TOTAL TELECOMMUNICATION SERVICES                     $   630,000
                                                                                -----------
                           UTILITIES - 6.3%
                           ELECTRIC UTILITIES - 1.4%
   300,000   Ba3/BB        CMS Energy Corp., 7.5%, 1/15/09                      $   207,000
   950,000   Baa3/BBB-     Great Lakes Power Inc., 8.3%, 3/1/05                     989,583
                                                                                -----------
                                                                                $ 1,196,583
                                                                                -----------
                           GAS UTILITIES - 4.9%
 2,000,000   Baa2/BBB      Coastal Corp., 9.625%, 5/15/12                       $ 2,214,920
 2,000,000   Baa1/BBB+     Colorado Interstate Gas Co., 10.0%, 6/15/05            2,177,680
                                                                                -----------
                                                                                $ 4,392,600
                                                                                -----------
                           TOTAL UTILITIES                                      $ 5,589,183
                                                                                -----------
                           TOTAL CORPORATE BONDS
                           (Cost $57,102,493)                                   $56,726,053
                                                                                -----------
                           U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS - 35.9%
                           GOVERNMENT - 35.9%
   493,792                 Federal Home Loan Bank, 7.0%, 11/1/30                $   512,025
 9,706,794                 Federal National Mortgage Association, 6.5%,
                           4/15/28 to 3/1/32                                      9,894,662
    17,764                 Federal National Mortgage Association, 8.0%, 7/1/30       18,865
 5,238,111                 Federal National Mortgage Association, 7.0%, 6/1/31
                           to 12/1/31                                             5,430,770

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES

PRINCIPAL
  AMOUNT                                                                              VALUE
                           U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS
                           (CONTINUED)
$  396,066                 Federal National Mortgage Association, 6.0%, 2/1/32  $   395,560
 1,966,010                 Government National Mortgage Association II, 7.0%,
                           1/20/29                                                2,038,145
 7,702,684                 Government National Mortgage Association, 7.0%,
                           8/15/28 to 10/15/31                                    8,015,613
   888,677                 Government National Mortgage Association, 6.5%,
                           5/15/29 to 6/15/31                                       908,955
 1,000,000                 U.S. Treasury Bonds, 8.125%, 8/15/19                   1,280,896
 1,750,000                 U.S. Treasury Bonds, 6.25%, 8/15/23                    1,874,997
 1,550,000                 U.S. Treasury Notes, 3.5%, 1/15/11                     1,655,206
                                                                                -----------
                           TOTAL U.S. GOVERNMENT AGENCY AND TREASURY
                           OBLIGATIONS
                           (Cost $31,280,390)                                   $32,025,694
                                                                                -----------

             S&P/MOODY'S
               RATINGS
                           MUNICIPAL BONDS - 0.4%
                           GOVERNMENT - 0.4%
$  400,000   Aa3/A         Tobacco Settlement Authority Iowa, 6.79%, 6/1/10     $   400,200
                                                                                -----------
                           TOTAL MUNICIPAL BONDS
                           (Cost $400,000)                                      $   400,200
                                                                                -----------
                           TOTAL INVESTMENT IN SECURITIES - 100.0%
                           (Cost $88,782,883)(a)(b)(c)                          $89,151,947
                                                                                -----------

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933.
       Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2002, the value of these securities amounted to $8,071,180 or 9.05% of total net assets.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)(CONTINUED)


(a) At June 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $89,322,246 was as follows:

   Aggregate gross unrealized gain for all investments in which there is an
   excess of value over tax cost                                                 $ 1,946,257

   Aggregate gross unrealized loss for all investments in which there is an
   excess of tax cost over value                                                  (2,116,556)
                                                                                  ----------

   Net unrealized loss                                                           $  (170,299)
                                                                                  ----------

(b) At December 31, 2001, the Fund had a capital loss carryforward of $11,818,166 which will expire between 2002 and 2009 if not utilized.

(c) The Fund elected to defer approximately 290,537 of capital losses recognized between
    November 1, 2001 and December 31, 2001 to its fiscal year ending December 31, 2002.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2002 were as follows:

                                                     PURCHASES       SALES
                                                    $11,634,607   $15,383,336
Long-term U.S. Government
                                                    $14,033,125   $12,102,302
Other Long-term Securities

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     BALANCE SHEET 6/30/02 (UNAUDITED)

  ASSETS:
     Investment in securities, at value (cost $88,782,883)        $ 89,151,947
     Cash                                                            1,499,452
     Receivables --
        Interest                                                     1,317,582
     Other                                                                 519
                                                                  ------------
           Total assets                                           $ 91,969,500
                                                                  ------------
  LIABILITIES:
     Payables
        Investment securities purchased                           $    946,784
     Due to affiliates                                                  63,503
     Accrued expenses                                                   46,661
                                                                  ------------
           Total liabilities                                      $  1,056,948
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $103,104,797
     Accumulated net investment loss                                  (410,563)
     Accumulated net realized loss on investments                  (12,150,746)
     Net unrealized gain on investments                                369,064
                                                                  ------------
           Total net assets                                       $ 90,912,552
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (50,000,000 shares authorized)
     7,395,027 fund shares outstanding                            $      12.29
                                                                  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     STATEMENT OF OPERATIONS (UNAUDITED)
     FOR THE SIX MONTHS ENDED 6/30/02

 INVESTMENT INCOME:
    Interest                                                                    $3,410,299
                                                                                ----------
 EXPENSES:
    Management fees                                              $178,720
    Transfer agent fees                                            43,540
    Administrative fees                                            18,596
    Custodian fees                                                  7,612
    Printing                                                       20,544
    Professional fees                                              26,734
    Fees and expenses of nonaffiliated trustees                     4,298
    Miscellaneous                                                  28,996
                                                                 --------
          Total expenses                                                        $  329,040
                                                                                ----------
                Net expenses                                                    $  329,040
                                                                                ----------
                Net investment income                                           $3,081,259
                                                                                ----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                            $  111,395
    Change in net unrealized gain (loss) investments                              (367,242)
                                                                                ----------
       Net loss on investments                                                  $ (255,847)
                                                                                ----------
       Net increase in net assets resulting from operations                     $2,825,412
                                                                                ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 6/30/02 AND THE YEAR ENDED 12/31/01

                                                               SIX MONTHS
                                                                  ENDED
                                                                 6/30/02     YEAR ENDED
                                                               (UNAUDITED)    12/31/01
 FROM OPERATIONS:
 Net investment income                                         $3,081,259    $ 6,256,786
 Net realized gain (loss) on investments                          111,395       (746,104)
 Change in net unrealized gain (loss) on investments             (367,242)       735,659
                                                               -----------   -----------
    Net increase in net assets resulting from operations       $2,825,412    $ 6,246,341
                                                               -----------   -----------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income ($0.42 and $0.87 per share
   respectively)                                               $(3,105,897)  $(6,433,667)
                                                               -----------   -----------
    Total distributions to shareowners                         $(3,105,897)  $(6,433,667)
                                                               -----------   -----------
 FROM FUND SHARE TRANSACTIONS:
 Reinvestment of distributions                                 $       --    $        --
                                                               -----------   -----------
    Net decrease in net assets                                 $ (280,485)   $  (187,326)
                                                               -----------   -----------
 NET ASSETS:
 Beginning of period                                           91,193,037     91,380,363
                                                               -----------   -----------
 End of period (including accumulated net investment loss of
  $410,563 and $385,925, respectively)                         $90,912,552   $91,193,037
                                                               ===========   ===========

                                         '02 SHARES    '02 AMOUNT    '01 SHARES    '01 AMOUNT
 Reinvestment of distributions                    --   $       --             --   $        --
                                         -----------   -----------   -----------   -----------
    Net increase                                  --   $       --             --   $        --
                                         ===========   ===========   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                     SIX MONTHS
                                                        ENDED
                                                       6/30/02     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     (UNAUDITED)    12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
Net asset value, beginning of period                   $ 12.33      $ 12.36      $ 12.39      $ 13.62      $  13.74     $  13.40
                                                       -------      -------      -------      -------      --------     --------
Increase (decrease) from investment operations:
 Net investment income                                 $  0.42      $  0.85      $  0.93      $  0.96      $   1.04     $   1.06
 Net realized and unrealized gain (loss) on
   investments                                           (0.04)       (0.01)       (0.03)       (1.24)        (0.12)        0.36
                                                       -------      -------      -------      -------      --------     --------
 Net increase (decrease) from investment operations    $  0.38      $  0.84      $  0.90      $ (0.28)     $   0.92     $   1.42
Distributions to shareowners:
 Net investment income                                   (0.42)       (0.87)       (0.93)       (0.95)        (1.04)       (1.07)
 In excess of net investment income                         --           --           --           --                      (0.01)
                                                       -------      -------      -------      -------      --------     --------
Net increase (decrease) in net asset value             $ (0.04)     $ (0.03)     $ (0.03)     $ (1.23)     $  (0.12)    $   0.34
                                                       -------      -------      -------      -------      --------     --------
Net asset value, end of period                         $ 12.29      $ 12.33      $ 12.36      $ 12.39      $  13.62     $  13.74
                                                       =======      =======      =======      =======      ========     ========
Market value, end of period                            $11.850      $11.400      $11.250      $10.250      $ 13.563     $ 14.000
Total return*                                             3.12%        9.13%       19.49%    (17.96)%         4.66%       17.83%
Ratio of net expenses to average net assets+              0.73%**      0.92%        0.79%        0.88%         0.80%        0.87%
Ratio of net investment income to average net
 assets+                                                  6.79%**      6.76%        7.55%        7.28%         7.53%        7.81%
Portfolio turnover rate                                     58%**        52%          48%          59%           51%          27%
Net assets, end of period (in thousands)               $90,913      $91,193      $91,380      $91,621      $100,567     $101,192
Ratios assuming no reduction for fees paid
 indirectly:
 Net expenses                                             0.73%**      0.92%        0.79%        0.88%         0.80%        0.87%
 Net investment income                                    6.79%**      6.76%        7.55%        7.28%         7.53%        7.81%

 * Assumes initial investment at market value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at market value at the end of each period.
 + Ratios assuming no reduction for fees paid indirectly.
** Annualized.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED)

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Interest Shares (the Fund), a Delaware business trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

      Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount and premium is accreted or amortized daily for financial reporting purposes (see Note 5). Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FEDERAL INCOME TAXES

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED)  (CONTINUED)

      income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

      All shareowners of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange on the Dividend Valuation Date, is computed as follows: (a) if the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareowners are recorded as of the Dividend Valuation Date.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2002, $47,282 was payable to PIM related to management fees, administrative fees and certain other services.

     PIONEER INTEREST SHARES

    3. TRANSFER AGENT

    Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $16,221 in transfer agent fee payable to PIMSS at June 30, 2002.

    4. EXPENSE REDUCTIONS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2002, the Fund's expenses were not reduced under such arrangements.

    5. CHANGE IN ACCOUNTING PRINCIPLE

    Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $479,745 reduction in cost of securities and a corresponding $479,745 increase in net unrealized gains based on securities held by the Fund on January 1, 2001.

    The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $78,495, decrease change in net unrealized gains by $93,820 and increase net realized gain (loss) by $172,315. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                      OFFICERS
      John F. Cogan, Jr., Chairman  John F. Cogan, Jr., President
      Mary K. Bush                  Daniel T. Geraci, Executive Vice President
      Richard H. Egdahl, M.D.       Vincent Nave, Treasurer
      Daniel T. Geraci              Joseph P. Barri, Secretary
      Margaret B.W. Graham
      Marguerite A. Piret
      Stephen K. West
      John Winthrop

   INVESTMENT ADVISER

   Pioneer Investment Management, Inc.



   CUSTODIAN

   Brown Brothers Harriman & Co.



   PRINCIPAL UNDERWRITER

   Pioneer Funds Distributor, Inc.



   LEGAL COUNSEL

   Hale and Dorr LLP



   TRANSFER AGENT

   Pioneer Investment Management Shareholder Services, Inc.



   SHAREOWNER SERVICES AND SUB-TRANSFER AGENT

   Mellon Investor Services LLC

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

      HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact Mellon for assistance or information.

    YOU CAN CALL MELLON INVESTOR SERVICES LLC FOR:

    ACCOUNT INFORMATION                                    1-800-288-9541

    TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)           1-800-231-5469

    OR WRITE TO MELLON INVESTOR SERVICES LLC:

      FOR                                          WRITE TO
      General inquiries, lost dividend checks      P.O. Box 3315
                                                   South Hackensack, NJ
                                                   07606-1915
      Change of address, account consolidation     P.O. Box 3316
                                                   South Hackensack, NJ
                                                   07606-1916
      Lost stock certificates                      P.O. Box 3317
                                                   South Hackensack, NJ
                                                   07606-1917
      Stock transfer                               P.O. Box 3312
                                                   South Hackensack, NJ
                                                   07606-1912
      Dividend reinvestment plan (DRIP)            P.O. Box 3338
                                                   South Hackensack, NJ
                                                   07606-1938

[Pioneer Logo]

PIONEER INVESTMENT MANAGEMENT, INC.                                12101-00-0802

60 STATE STREET                              (c) PIONEER FUNDS DISTRIBUTOR, INC.

BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS

WWW.PIONEERFUNDS.COM                      RECYCLE LOGO PRINTED ON RECYCLED PAPER